Tortoise

# Summary Prospectus

March 30, 2020

## Tortoise

## Digital Payments Infrastructure Fund

CBOE Bzx: TPAY

Before you invest, you may want to review Tortoise Digital Payments Infrastructure Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated March 30, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://etp.tortoiseadvisors.com/funds/tortoise-digital-payments-infrastructure-fund/#literature. You can also get this information at no cost by calling the Fund (toll-free) at 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-TR-INDEX (844-874-6339) or send an e-mail request to info@tortoiseindexsolutions.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Investment Objective
The Tortoise Digital Payments Infrastructure Fund (the “Digital Payments Fund” or the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Digital Payments Infrastructure IndexSM (the “Underlying Index” or the “Digital Payments Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal period ended November 30, 2019, the Fund’s portfolio turnover rate was 34% of its average portfolio value.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” - or indexing - investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index designed to track the overall performance of equity securities of global digital payments infrastructure companies (“Digital Payments Companies”) listed on developed country exchanges. A list of developed market exchanges is below. Digital

Payments Companies are those that are materially engaged in digital payments, from merchant processing and settlement, real time record keeping, settlement networks, and financial technology (“Fintech”) products or services that facilitate the ease, efficiency, and/or speed of digital payments. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Digital Payments Companies. A Digital payments Company is defined as a company that derives at least 50% of gross revenues, operating income, EBITDA, or assets from one or more of the industries listed below.
Global Digital Payments - Companies directly involved in the processing of a digital payment and that have material exposure as such and whose primary business is comprised of one or a combination of the following categories:

•
Credit Card Networks: Credit card networks control where credit cards can be accepted and facilitate transactions between merchants and credit card users. Credit card networks receive the interchange fees, which are a portion of the amount that merchants are charged to accept a credit card transaction. There are four major credit card networks. Every digital credit card transaction must go through a credit card network.

•	Digital Transaction Processing includes:

o
Merchant acquirers: Merchant acquirers are responsible for signing merchants to card acceptance agreements which allow local merchants to accept credit cards. Merchant acquirers operate as the gateway to the credit card networks.

o
Processors/Issuer Processors: Processors operate by providing authorization, data transmission and settlement functions. It also includes issuer processors who provide outsourced services to the credit card issuing community, such as authorization and settlements.

o	Supporting Products or Services: Companies that provide products (such as Point of Sale terminals), or services to merchants or payment processors are included in this category.

•	Credit Card Issuer: Defined as a company whose principal business is issuing credit cards.
Innovative Transaction Solutions and Services - Companies that provide a technology, generally software and services, which assist in making digital payment processes more efficient and/or help facilitate the initiation of digital transactions, including:

•
Digital Payment Processing Software (Payments Fintech): Defined as a company whose principal business is providing technology solutions (generally software or services), enabling quicker, more efficient booking and processing of digital payments/transactions.

•
Online Financial Services Market Place: Defined as companies that operate primarily online and whose primary business is to make completing an online financial transaction easier. These are companies that use technology to improve traditional methods of matching counterparties for transactional based finance. Capital markets transactions, such as the buying and selling of stock, bonds or other investment products are not included in this group.

To be included in the Underlying Index, a company must be a Digital Payments Company that is listed on a developed country stock exchange. Tortoise Index Solutions, LLC (the “Adviser”), the Fund’s investment adviser, considers exchanges to be developed if they are classified as such by at least 3 of the following five groups: Dow Jones, FTSE, MSCI, Russell and S&P. As of December 31, 2019, this list included Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have a total equity market capitalization of at least $400 million for two consecutive quarters prior to the reference date at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $300 million for a minimum of 20 trading days prior to next reference date of the Underlying Index.
In addition, eligible constituents must obtain a minimum liquidity turnover of 0.15 for two consecutive quarters prior to a reference date to be eligible for inclusion in the Underlying Index and must maintain a minimum liquidity turnover of at least 0.10 to remain in the Underlying Index. Index constituents who fail to meet a minimum liquidity turnover for two consecutive quarters will be dropped from the Underlying Index. Liquidity turnover is calculated by dividing a company’s three-month average daily trading volume in U.S. dollars by the company’s total U.S. dollar market capitalization at the end of the three-month period. In an index that’s weighted primarily by market capitalization, scaling the liquidity requirement to the size of the company provides a better gauge of relative liquidity than a strict dollar limitation. Companies that have recently undergone an initial public offering only need to meet liquidity and capitalization requirements for the first quarter following the initial public offering in order to be included in the Underlying Index. Additionally, any constituent of the Underlying Index that does not meet at least a 0.05 liquidity turnover will be dropped without the two quarter requirement.
The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the index inclusion criteria fall below 30, the Underlying Index may include additional Digital Payments Companies that fall below the market capitalization or the liquidity turnover threshold otherwise required for inclusion. This will ensure the Underlying Index remains investible and diversified.  For the Underlying Index as a whole, no individual security may be more than 4.5% of the total market capitalization of the Underlying Index as of the reference date. Should the weighting of any individual security be more than 4.5% of the total index market capitalization as of the reference date for the next rebalance, excess market capitalization will be distributed evenly to other constituents of the Underlying Index that do not currently exceed the 4.5% threshold.
In seeking to achieve its objective as an index fund, the Fund will invest at least 80% of its net assets (excluding any collateral held from securities lending) in global common stocks and American depository receipts (“ADRs”) of Digital Payments Companies that comprise the Underlying Index. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index.  The Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its components, cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which Vident Investment Advisory, LLC (VIA” or the “Sub-Adviser”) believes will help the Fund track the Underlying Index.
As of the March 20, 2020 rebalance, the Underlying Index was comprised of 49 constituents. The Underlying Index will rebalance quarterly in March, June, September and December. The rebalancing of the Underlying Index will be based on data as of a reference date approximately ten days prior to the rebalance date. No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the September rebalance, to determine that they continue to meet the definition of a Digital Payments Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to www.tortoiseadvisors.com. The Underlying Index was established in 2018 and is owned by the Adviser. The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund’s at no cost to the Fund.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the digital payments industry.

Principal Risks
As with all funds, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Funds are set forth below. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk. The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Digital Payments Industry Risk. Any adverse developments in the digital payments industry and its components as defined above, may significantly affect the value of the shares of the fund. Companies in the digital payments industry are subject to major changes in technology, security considerations, taxes, government regulation, general economic conditions, competition and potential political influences.

Competition is a threat to digital payments companies, much of which is derived from related technology risks. Competitors in this industry include financial institutions and well-established payment processing companies, but the industry is also facing new competitive pressure from non-traditional participants in the payments industry. While those names should be included in this fund, the industry is increasingly competitive and technology driven which makes developing and maintaining a competitive advantage difficult for some companies. Keeping up with technology changes requires a significant amount of research, software and product development, which may be costly. This investment in technology is not guaranteed to earn a positive return, depending on the success of the technology developed.

While digital payments are expected to continue to grow as an overall portion of transactions as a whole, the digital payments industry is cyclical and a material and/or sustained downturn in the economy may materially impact the business models of companies included in the Fund.

The digital payments industry may also be exposed to certain regulatory risks, which, depending on their severity, could materially impact the outlook for these companies. Banking regulation, consumer protection laws, privacy/information security, anti-money laundering and/or other changes in regulation may affect these companies.

Additionally, security and reliability are extremely important in this industry. A material security breach or system outage, either caused by the company or a contracted third party, may impact the reputation of these companies and could materially impact the financial situation of included companies.

Finally, a shift in consumer preferences for transaction/payment methods, particularly unforeseen shifts, could materially impact companies in the Fund to the extent that the company relied on revenues from the area the consumer is shifting from.

Newer Fund Risk. The Fund has a limited operating history and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board may determine to liquidate the Fund.

Depository Receipt Risk. Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Concentration Risk. Because the Fund’s assets will be concentrated in the digital payments industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of digital payments companies in particular.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Mid-Cap and Small-Cap Companies Risk. Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

Liquidity Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Absence of Active Trading Market Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value Per Share ("NAV"). Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks. The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Derivatives Risk. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks. Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Derivatives may expose the Fund to additional risks including: the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk); the risk that a counterparty will fail to perform as agreed (counterparty risk); the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk); the risk that losses may be greater than the amount invested (leverage risk); the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk); the risk that the investment may be difficult to value (pricing risk); and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk).

Methodology Risks. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Funds with the market exposure it seeks.

Performance Information
The Fund has a limited performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance. Updated performance information for the Fund will be available on the Fund’s website - www.tortoiseadvisors.com - or by calling 844-TR-INDEX (844-874-6339).

Investment Adviser and Sub-Adviser
Tortoise Index Solutions, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”) serves as sub-adviser to the Fund. The Adviser also serves as index provider to the Fund.

Portfolio Managers
The Fund is managed by the sub-adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Austin Wen, Portfolio Manager, CFA, of VIA, has served as a portfolio manager for the Fund since March 2020.

Habib Moudachirou, Senior Portfolio Manager for VIA, has served as a portfolio manager of the Fund since March 2020.

Denise Krisko, President and Founder of VIA has served as a portfolio manager of the Fund since March 2020.

VIA began sub-advising the fund in March 2020. Prior to that, Matthew Weglarz, CFA, of the Adviser, served as portfolio manager of the Fund since its inception in January 2019.

Purchase and Sale of Fund Shares
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the CBOE BZX Exchange (the “Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information
Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.